UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event report) September 28, 2004

Pelican Financial, Inc.

(Exact name of registrant as specified in its charter)

Deleware	1-14986	58-2298215
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

3767 Ranchero Drive, Ann Arbor, Michigan		48108
(Address of principal executive offices)		(Zip Code)

734-662-9733

(Registrant’s telephone number, including area code)

(Former name or former address, if change since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1-Registrant’s Business and Operations

Item 1.01          Entry into a Material Definitive Agreement

Pelican Financial, Inc. entered into an employment agreement with its Chief Financial Officer.  A copy of agreement is furnished as Exhibit 99.

Exhibit
99	Employment Agreement

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Pelican Financial, Inc.

Dated:	September 28, 2004	/s/ Charles C. Huffman
Charles C. Huffman
President and Chief Executive Officer